Item 77C DWS Variable Series II

Registrant incorporates by reference to its Proxy Statement
filed on January 4, 2008 (SEC Accession No. 0001193125-08-
001700).
DWS Balanced VIP
A Special Meeting of Shareholders of the DWS Balanced
VIP of DWS Variable Series II (the "Portfolio") was held on
March 31, 2008 at the offices of Deutsche Investment
Management Americas Inc., 345 Park Avenue, New York,
New York 100154. At the Meeting, the following matters
were voted on by the Shareholders (the resulting votes are
presented below):
1.	Election of the Board of Trustees.

Number of Votes:
Trustee
For
Withheld
John W. Ballantine
20,770,789.0534
774,684.6944
Henry P. Becton, Jr.
20,713,588.4670
831,885.2808
Dawn-Marie Driscoll
20,753,641.1835
791,832.5643
Keith R. Fox
20,761,299.5516
784,147.1962
Paul K. Freeman
20,770,140.6943
775,333.0535
Kenneth C. Froewiss
20,731,381.4223
814,092.3255
Richard J. Herring
20,739,766.1693
805,707.5785
William McClayton
20,762,059.7812
783,413.9666
Rebecca W. Rimel
20,765,038.8049
780,434.9429
William N. Searcy, Jr.
20,756,377.7680
789,095.9798
Jean Gleason Stromberg
20,748,961.9276
796,511.8202
Robert H. Wadsworth
20,760,073.4291
785,400.3187
Axel Schwarzer
20,737,621.1281
807,852.6197

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

19,149,806.1204
623,849.4496
1,771,818.1777

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

19,145,257.8074
662,095.2581
1,738,120.6823

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

19,051,257.7275
715,391.7517
1,778,824.2686

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

19,168,014.0748
597,404.4285
1,780,055.2444

5.	Approval of the Sub-Advisory Agreement Between
DIMA and DeAMi.

Number of Votes:
Affirmative
Against
Abstain

18,992,143.2708
691,370.1346
1,861,960.3423

DWS Blue Chip VIP
A Special Meeting of Shareholders of the DWS Blue Chip
VIP of DWS Variable Series II (the "Portfolio") was held
on March 31, 2008 at the offices of Deutsche Investment
Management Americas Inc., 345 Park Avenue, New York,
New York 100154. At the Meeting, the following matters
were voted on by the Shareholders (the resulting votes
are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
16,564,183.3641
680,802.8757
Henry P. Becton, Jr.
16,565,532.3622
679,453.8776
Dawn-Marie Driscoll
16,567,006.0584
677,980.1814
Keith R. Fox
16,544,046.3018
700,939.9380
Paul K. Freeman
16,567,772.0617
677,214.1781
Kenneth C. Froewiss
16,567,146.6861
677,839.5537
Richard J. Herring
16,565,756.1793
679,230.0605
William McClayton
16,547,811.0670
697,145.1728
Rebecca W. Rimel
16,566,326.9431
678,659.2967
William N. Searcy, Jr.
16,563,547.8619
681,438.3779
Jean Gleason Stromberg
16,566,855.7292
678,130.5106
Robert H. Wadsworth
16,560,293.7802
684,692.4596
Axel Schwarzer
16,562,156.5509
682,829.2398

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

15,738,417.8481
436,721.4020
1,069,846.9896

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

15,773,981.6516
410,037.8081
1,060,966.7801

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

15,735,064.4375
470,136.1702
1,039,785.6321

4.	Approval of anAmended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

15,739,399.7509
478,247.2811
1,027,339.2078

DWS Conservative Allocation VIP
A Special Meeting of Shareholders of the DWS
Conservative Allocation VIP of DWS Variable Series II
(the "Portfolio") was held on March 31, 2008 at the
offices of Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York, New York 100154.
At the Meeting, the following matters were voted on
by the Shareholders (the resulting votes are
presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
1,447,301.7223
56,268.0496
Henry P. Becton, Jr.
1,447,301.7223
56,268.0496
Dawn-Marie Driscoll
1,447,301.7223
56,268.0496
Keith R. Fox
1,447,301.7223
56,268.0496
Paul K. Freeman
1,447,301.7223
56,268.0496
Kenneth C. Froewiss
1,447,301.7223
56,268.0496
Richard J. Herring
1,447,301.7223
56,268.0496
William McClayton
1,447,301.7223
56,268.0496
Rebecca W. Rimel
1,447,301.7223
56,268.0496
William N. Searcy, Jr.
1,447,301.7223
56,268.0496
Jean Gleason Stromberg
1,447,301.7223
56,268.0496
Robert H. Wadsworth
1,447,301.7223
56,268.0496
Axel Schwarzer
1,447,301.7223
56,268.0496

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

1,275,419.3881
62,065.7195
166,084.6642

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

1,281,217.0580
56,268.0496
166,084.6642

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

1,256,551.8220
62,065.7195
184,952.2303

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

1,275,419.3881
62,065.7195
166,084.6642

DWS Core Fixed Income VIP
A Special Meeting of Shareholders of the DWS Core Fixed
Income VIP of DWS Variable Series II (the "Portfolio")
was held on March 31, 2008 at the offices of Deutsche
Investment Management Americas Inc., 345 Park Avenue,
New York, New York 100154. At the Meeting, the following
matters were voted on by the Shareholders (the resulting
votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
21,305,521.0327
465,641.3861
Henry P. Becton, Jr.
21,271,470.0126
499,692.4062
Dawn-Marie Driscoll
21,311,752.7307
459,409.6881
Keith R. Fox
21,287,685.4860
483,476.9328
Paul K. Freeman
21,312,609.2358
458,553.1830
Kenneth C. Froewiss
21,312,609.2358
458,553.1830
Richard J. Herring
21,304,806.7206
466,355.6982
William McClayton
21,287,653.3731
483,509.0457
Rebecca W. Rimel
21,286,899.0512
484,263.3676
William N. Searcy, Jr.
21,304,781.5605
466,380.8583
Jean Gleason Stromberg
21,298,530.1126
472,632.3062
Robert H. Wadsworth
21,277,282.0220
493,880.3968
Axel Schwarzer
21,287,076.7705
484,085.6483

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

20,575,836.2847
244,105.0285
951,221.1055

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

20,528,630.1799
299,424.2022
943,108.0365

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

20,543,681.9187
298,620.0678
928,890.4323

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

20,584,050.7533
270,645.0076
916,466.6578

DWS Davis Venture Value VIP
A Special Meeting of Shareholders of the DWS Davis
Venture Value VIP of DWS Variable Series II (the
"Portfolio") was held on March 31, 2008 at the offices
of Deutsche Investment Management Americas Inc., 345
Park Avenue, New York, New York 100154. At the Meeting,
the following matters were voted on by the Shareholders
(the resulting votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
22,345,200.4010
169,408.5698
Henry P. Becton, Jr.
22,346,100.6236
168,508.3472
Dawn-Marie Driscoll
22,321,725.3799
192,883.5909
Keith R. Fox
22,346,100.6236
168,508.3472
Paul K. Freeman
22,345,670.6536
168,938.3172
Kenneth C. Froewiss
22,346,100.6236
168,508.3472
Richard J. Herring
22,346,100.6236
168,508.3472
William McClayton
22,327,720.8118
186,888.1590
Rebecca W. Rimel
22,345,402.9910
169,205.9798
William N. Searcy, Jr.
22,338,247.4109
176,361.5599
Jean Gleason Stromberg
22,345,402.9910
169,205.9798
Robert H. Wadsworth
22,343,145.8423
171,463.1285
Axel Schwarzer
22,338,774.9991
175,833.9717

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

22,065,099.9828
98,677.9852
350,831.0027

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

22,085,037.0033
104,821.7237
324,750.2438

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

22,043,076.7904
112,511.5849
359,020.5954

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

22,064,424.1604
134,374.1346
315,810.6758

DWS Dreman High Return Equity VIP
A Special Meeting of Shareholders of the DWS Dreman
High Return Equity VIP of DWS Variable Series II (the
"Portfolio") was held on March 31, 2008 at the offices
of Deutsche Investment Management Americas Inc., 345
Park Avenue, New York, New York 100154. At the Meeting,
the following matters were voted on by the Shareholders
(the resulting votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
55,277,580.3160
2,180,238.7498
Henry P. Becton, Jr.
55,262,926.8699
2,194,892.1959
Dawn-Marie Driscoll
55,211,171.0565
2,246,648.0093
Keith R. Fox
55,262,029.0061
2,195,790.0597
Paul K. Freeman
55,241,287.0825
2,216,531.9833
Kenneth C. Froewiss
55,260,155.5549
2,197,663.5109
Richard J. Herring
55,280,310.9392
2,117,508.1266
William McClayton
55,251,289.8348
2,206,529.2310
Rebecca W. Rimel
55,256,005.2554
2,201,813.8104
William N. Searcy, Jr.
55,254,443.9716
2,203,375.0942
Jean Gleason Stromberg
55,222,912.7356
2,234,906.3302
Robert H. Wadsworth
55,256,416.6909
2,201,402.3749
Axel Schwarzer
55,224,843.0373
2,232,976.0285

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

52,414,273.4185
1,440,368.7753
3,603,176.8720

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

52,263,476.2613
1,523,232.1584
3,671,110.6459

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

52,317,611.3012
1,483,771.0252
3,656,436.7393

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

52,539,975.1413
1,360,937.4019
3,556,906.5225

DWS Dreman Small Mid Cap Value VIP
A Special Meeting of Shareholders of the DWS Dreman
Small Mid Cap Value VIP of DWS Variable Series II (the
"Portfolio") was held on March 31, 2008 at the offices
of Deutsche Investment Management Americas Inc., 345
Park Avenue, New York, New York 100154. At the Meeting,
the following matters were voted on by the Shareholders
(the resulting votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
24,071,835.9263
842,159.1915
Henry P. Becton, Jr.
24,059,978.4146
854,016.7032
Dawn-Marie Driscoll
24,044,025.7515
869,969.3663
Keith R. Fox
24,076,141.1788
837,853.9390
Paul K. Freeman
24,084,989.7974
829,005.3204
Kenneth C. Froewiss
24,078,113.8262
835,881.2916
Richard J. Herring
24,081,524.3657
832,470.7521
William McClayton
24,082,766.7348
831,228.3830
Rebecca W. Rimel
24,083,275.0289
830,720.0889
William N. Searcy, Jr.
24,060,850.7272
853,144.3906
Jean Gleason Stromberg
24,077,332.4359
836,662.6819
Robert H. Wadsworth
24,071,395.4430
842,599.6748
Axel Schwarzer
24,059,995.7945
853,999.3233

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

22,922,212.2487
660,466.7247
1,331,316.1444

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

22,865,363.2306
723,315.1720
1,325,316.7152

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

22,831,901.5082
766,393.8175
1,315,699.7921

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

22,889,821.2485
729,374.9453
1,294,798.9239

DWS Global Thematic VIP
A Special Meeting of Shareholders of the DWS Global
Thematic VIP of DWS Variable Series II (the "Portfolio")
was held on March 31, 2008 at the offices of Deutsche
Investment Management Americas Inc., 345 Park Avenue,
New York, New York 100154. At the Meeting, the following
matters were voted on by the Shareholders (the resulting
votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
9,758,690.0477
522,199.9141
Henry P. Becton, Jr.
9,743,085.9168
537,804.0450
Dawn-Marie Driscoll
9,743,085.9168
537,804.0450
Keith R. Fox
9,760,859.0996
520,030.8622
Paul K. Freeman
9,773,612.4808
507,277.4810
Kenneth C. Froewiss
9,763,925.7220
516,964.2398
Richard J. Herring
9,763,925.7220
516,964.2398
William McClayton
9,763,925.7220
516,964.2398
Rebecca W. Rimel
9,763,123.7702
517,766.1916
William N. Searcy, Jr.
9,768,376.8064
512,513.1554
Jean Gleason Stromberg
9,772,810.5289
508,079.4329
Robert H. Wadsworth
9,766,471.5080
514,418.4538
Axel Schwarzer
9,768,376.8064
512,513.1554

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

9,231,554.4017
364,777.9064
684,557.6537

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

9,259,314.9536
380,887.2147
640,687.7934

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

9,181,918.6906
446,156.9364
652,814.3347

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

9,280,055.4863
385,618.9100
615,215.5653

DWS Government & Agency Securities VIP
A Special Meeting of Shareholders of the DWS Government
& Agency Securities VIP of DWS Variable Series II (the
"Portfolio") was held on March 31, 2008 at the offices
of Deutsche Investment Management Americas Inc., 345
Park Avenue, New York, New York 100154. At the Meeting,
the following matters were voted on by the Shareholders
(the resulting votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
16,041,830.4109
404,184.0999
Henry P. Becton, Jr.
16,039,509.7993
406,504.7115
Dawn-Marie Driscoll
16,044,321.4110
401,693.0998
Keith R. Fox
16,044,040.8568
401,973.6540
Paul K. Freeman
16,043,847.1512
402,167.3596
Kenneth C. Froewiss
16,043,936.0691
402,078.4417
Richard J. Herring
16,043,913.8117
402,100.6991
William McClayton
16,043,951.9389
402,062.5719
Rebecca W. Rimel
16,041,693.1139
404,321.3969
William N. Searcy, Jr.
16,043,929.8202
402,084.6906
Jean Gleason Stromberg
16,044,130.6028
401,883.9080
Robert H. Wadsworth
16,042,053.6442
403,960.8666
Axel Schwarzer
16,041,812.9728
404,201.5380

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

15,758,048.0114
77,679.9359
610,286.5634

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

15,766,013.6150
79,494.2529
600,506.6429

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

15,729,689.3928
99,477.8871
616,847.2309

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

15,741,330.2015
81,433.1608
623,251.1485

DWS Growth Allocation VIP
A Special Meeting of Shareholders of the DWS Growth
Allocation VIP of DWS Variable Series II
(the "Portfolio") was held on March 31, 2008 at the
offices of Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York, New York 100154.
At the Meeting, the following matters were voted on
by the Shareholders (the resulting votes are
presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
2,559,258.4706
31,436.9913
Henry P. Becton, Jr.
2,533,470.4798
57,224.9821
Dawn-Marie Driscoll
2,559,258.4706
31,436.9913
Keith R. Fox
2,559,258.4706
31,436.9913
Paul K. Freeman
2,559,258.4706
31,436.9913
Kenneth C. Froewiss
2,559,258.4706
31,436.9913
Richard J. Herring
2,559,258.4706
31,436.9913
William McClayton
2,559,258.4706
31,436.9913
Rebecca W. Rimel
2,533,470.4798
57,224.9821
William N. Searcy, Jr.
2,559,258.4706
31,436.9913
Jean Gleason Stromberg
2,559,258.4706
31,436.9913
Robert H. Wadsworth
2,559,258.4706
31,436.9913
Axel Schwarzer
2,559,258.4706
31,436.9913

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

2,362,661.7821
97,143.7789
130,889.9009

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

2,223,585.8263
236,219.7347
130,889.9009

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

2,389,173.2317
70,632.3293
130,889.9009

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

2,298,979.7470
134,314.3645
157,401.3504

DWS High Income VIP
A Special Meeting of Shareholders of the DWS High
Income VIP of DWS Variable Series II (the "Portfolio")
was held on March 31, 2008 at the offices of Deutsche
Investment Management Americas Inc., 345 Park Avenue,
New York, New York 100154. At the Meeting, the
following matters were voted on by the Shareholders
(the resulting votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
31,955,608.7284
982,452.4984
Henry P. Becton, Jr.
31,955,799.1197
982,262.1071
Dawn-Marie Driscoll
31,954,089.4533
983,971.7735
Keith R. Fox
31,959,054.7311
979,006.4957
Paul K. Freeman
31,960,966.1188
977,095.1080
Kenneth C. Froewiss
31,962,337.7230
975,723.5038
Richard J. Herring
31,963,817.4211
974,243.8057
William McClayton
31,960,932.8549
977,128.3719
Rebecca W. Rimel
31,963,577.6945
974,483.5323
William N. Searcy, Jr.
31,958,575.2633
979,485.9635
Jean Gleason Stromberg
31,954,476.7835
983,584.4433
Robert H. Wadsworth
31,954,465.8483
983,595.3785
Axel Schwarzer
31,955,872.7676
982,188.4592

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

31,037,960.0377
538,196.7746
1,361,904.4143

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

31,035,404.3161
550,266.8393
1,352,390.0713

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

31,144,102.6096
470,697.7689
1,323,260.8483

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

31,223,972.0991
447,233.2250
1,266,855.9026

DWS International Select Equity VIP
A Special Meeting of Shareholders of the DWS
International Select Equity VIP of DWS Variable Series
II (the "Portfolio") was held on March 31, 2008 at the
offices of Deutsche Investment Management Americas Inc.,
345 Park Avenue, New York, New York 100154. At the
Meeting, the following matters were voted on by the
Shareholders (the resulting votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
14,659,218.9885
300,984.1063
Henry P. Becton, Jr.
14,647,676.4108
312,526.6840
Dawn-Marie Driscoll
14,648,637.3172
311,565.7776
Keith R. Fox
14,648,842.3756
311,360.7192
Paul K. Freeman
14,658,930.8484
301,272.2464
Kenneth C. Froewiss
14,648,842.3756
311,360.7192
Richard J. Herring
14,648,842.3756
311,360.7192
William McClayton
14,659,218.9885
300,984.1063
Rebecca W. Rimel
14,644,983.8953
315,219.1995
William N. Searcy, Jr.
14,653,873.9150
306,329.1798
Jean Gleason Stromberg
14,653,173.6973
307,029.3975
Robert H. Wadsworth
14,653,332.2296
306,870.8652
Axel Schwarzer
14,656,478.3773
303,724.7175

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

14,290,440.9923
190,913.6931
478,848.4093

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

14,303,131.2567
174,288.6003
482,783.2376

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

14,287,273.2134
200,782.5330
472,147.3484

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

14,312,309.9114
155,967.0381
155,967.0381

DWS Janus Growth & Income VIP
A Special Meeting of Shareholders of the DWS Janus
Growth & Income VIP of DWS Variable Series II (the
"Portfolio") was held on March 31, 2008 at the offices
of Deutsche Investment Management Americas Inc., 345
Park Avenue, New York, New York 100154. At the Meeting,
the following matters were voted on by the Shareholders
(the resulting votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
13,652,399.6179
84,893.8819
Henry P. Becton, Jr.
13,652,612.7041
84,680.7957
Dawn-Marie Driscoll
13,659,193.0650
78,100.4348
Keith R. Fox
13,659,193.0650
78,100.4348
Paul K. Freeman
13,659,193.0650
78,100.4348
Kenneth C. Froewiss
13,659,193.0650
78,100.4348
Richard J. Herring
13,659,193.0650
78,100.4348
William McClayton
13,659,193.0650
78,100.4348
Rebecca W. Rimel
13,658,533.5209
78,759.9789
William N. Searcy, Jr.
13,658,353.9869
78,939.5129
Jean Gleason Stromberg
13,651,867.6295
85,425.8703
Robert H. Wadsworth
13,652,612.7041
84,680.7957
Axel Schwarzer
13,658,820.0746
78,473.4252

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

13,489,276.0169
60,792.1999
187,225.2829

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

13,490,652.2294
64,272.4094
182,368.8609

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

13,486,783.1120
66,907.2116
183,603.1761

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

13,483,952.1478
68,818.5964
184,522.7556

DWS Large Cap Value VIP
A Special Meeting of Shareholders of the DWS Large Cap
Value VIP of DWS Variable Series II (the "Portfolio")
was held on March 31, 2008 at the offices of Deutsche
Investment Management Americas Inc., 345 Park Avenue,
New York, New York 100154. At the Meeting, the following
matters were voted on by the Shareholders (the resulting
votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
12,191,893.5400
146,637.5368
Henry P. Becton, Jr.
12,172,381.1893
166,149.8875
Dawn-Marie Driscoll
12,175,845.2539
162,685.8229
Keith R. Fox
12,176,827.2173
161,703.8595
Paul K. Freeman
12,191,893.5400
146,637.5368
Kenneth C. Froewiss
12,180,597.5570
157,933.5198
Richard J. Herring
12,180,597.5570
157,933.5198
William McClayton
12,191,531.0332
147,000.0436
Rebecca W. Rimel
12,178,887.7318
159,643.3450
William N. Searcy, Jr.
12,190,754.5733
147,776.5035
Jean Gleason Stromberg
12,188,678.0016
149,853.0752
Robert H. Wadsworth
12,188,733.0485
149,798.0283
Axel Schwarzer
12,190,842.8283
147,688.2485

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

12,039,146.1800
80,950.8189
218,434.0779

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

12,009,152.2902
109,588.0857
219,790.7009

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

12,032,671.8472
83,388.2273
222,471.0022

DWS Mid Cap Growth VIP
A Special Meeting of Shareholders of the DWS Mid Cap
Growth VIP of DWS Variable Series II (the "Portfolio")
was held on March 31, 2008 at the offices of Deutsche
Investment Management Americas Inc., 345 Park Avenue,
New York, New York 100154. At the Meeting, the following
matters were voted on by the Shareholders (the resulting
votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
3,615,261.1602
245,776.1536
Henry P. Becton, Jr.
3,615,261.1602
245,776.1536
Dawn-Marie Driscoll
3,611,269.1166
249,768.1972
Keith R. Fox
3,607,782.3143
253,254.9995
Paul K. Freeman
3,612,152.9307
248,884.3831
Kenneth C. Froewiss
3,612,152.9307
248,884.3831
Richard J. Herring
3,615,261.1602
245,776.1536
William McClayton
3,607,782.3143
253,254.9995
Rebecca W. Rimel
3,615,261.1602
245,776.1536
William N. Searcy, Jr.
3,610,890.5438
250,146.7700
Jean Gleason Stromberg
3,612,152.9307
248,884.3831
Robert H. Wadsworth
3,610,581.3171
250,455.9967
Axel Schwarzer
3,611,269.1166
249,768.1972

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

3,503,758.0070
54,254.1880
303,025.1187

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

3,502,502.2790
58,384.6134
300,150.4213

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

3,508,398.7103
50,057.8332
302,580.7703

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

3,497,770.5700
51,636.1877
311,630.5560

DWS Moderate Allocation VIP
A Special Meeting of Shareholders of the DWS Moderate
Allocation VIP of DWS Variable Series II
(the "Portfolio") was held on March 31, 2008 at the
offices of Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York, New York 100154.
At the Meeting, the following matters were voted
on by the Shareholders (the resulting votes
are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
2,626,308.4827
158,134.1082
Henry P. Becton, Jr.
2,626,308.4827
158,134.1082
Dawn-Marie Driscoll
2,626,308.4827
158,134.1082
Keith R. Fox
2,626,308.4827
158,134.1082
Paul K. Freeman
2,626,308.4827
158,134.1082
Kenneth C. Froewiss
2,626,308.4827
158,134.1082
Richard J. Herring
2,626,308.4827
158,134.1082
William McClayton
2,626,308.4827
158,134.1082
Rebecca W. Rimel
2,626,308.4827
158,134.1082
William N. Searcy, Jr.
2,626,308.4827
158,134.1082
Jean Gleason Stromberg
2,626,308.4827
158,134.1082
Robert H. Wadsworth
2,626,308.4827
158,134.1082
Axel Schwarzer
2,626,308.4827
158,134.1082

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

2,513,763.6411
4,464.6228
266,214.3270

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

2,435,289.2232
78,474.4179
270,678.9498

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

2,398,695.8047
78,474.4179
307,272.3683

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

2,440,006.4004
73,757.2407
270,678.9498

DWS Money Market VIP
A Special Meeting of Shareholders of the DWS Money
Market VIP of DWS Variable Series II (the "Portfolio")
was held on March 31, 2008 at the offices of Deutsche
Investment Management Americas Inc., 345 Park Avenue,
New York, New York 100154. At the Meeting, the following
matters were voted on by the Shareholders (the resulting
votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
368,173,604.7206
9,340,411.7093
Henry P. Becton, Jr.
367,791,257.4032
9,722,759.0267
Dawn-Marie Driscoll
367,693,056.2173
9,820,960.2126
Keith R. Fox
368,288,472.7061
9,225,543.7238
Paul K. Freeman
368,173,643.1866
9,340,373.2433
Kenneth C. Froewiss
367,938,697.9977
9,575,318.4322
Richard J. Herring
368,289,291.6725
9,224,724.7574
William McClayton
367,746,231.9706
9,767,784.4593
Rebecca W. Rimel
367,134,869.8581
10,379,146.5718
William N. Searcy, Jr.
368,293,018.6970
9,220,997.7329
Jean Gleason Stromberg
367,533,885.3126
9,980,131.1173
Robert H. Wadsworth
367,536,550.1058
9,977,466.3241
Axel Schwarzer
368,365,750.2746
9,148,266.1553

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

356,253,936.3587
7,686,421.4399
13,573,658.6311

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

353,798,958.5146
9,954,851.6659
13,760,206.2492

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

355,048,722.8171
8,391,953.9347
14,073,339.6781

3.B.	Approval of a Revised Fundamental Investment
Policy Regarding Concentration.

Number of Votes:
Affirmative
Against
Abstain

353,973,911.1784
7,997,337.9357
15,542,767.3157

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

355,389,609.5977
8,345,317.5207
13,779,089.3113

DWS Small Cap Growth VIP
A Special Meeting of Shareholders of the DWS Small Cap
Growth VIP of DWS Variable Series II (the "Portfolio")
was held on March 31, 2008 at the offices of Deutsche
Investment Management Americas Inc., 345 Park Avenue,
New York, New York 100154. At the Meeting, the following
matters were voted on by the Shareholders (the resulting
votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
11,534,253.6411
459,031.3537
Henry P. Becton, Jr.
11,534,238.5056
459,046.4892
Dawn-Marie Driscoll
11,534,253.6411
459,031.3537
Keith R. Fox
11,532,112.8381
461,172.1567
Paul K. Freeman
11,534,238.5056
459,046.4892
Kenneth C. Froewiss
11,534,253.6411
459,031.3537
Richard J. Herring
11,534,253.6411
459,031.3537
William McClayton
11,527,455.4273
465,829.5675
Rebecca W. Rimel
11,531,892.9405
461,392.0543
William N. Searcy, Jr.
11,532,105.1210
461,179.8738
Jean Gleason Stromberg
11,527,235.5298
466,049.4650
Robert H. Wadsworth
11,526,943.8218
466,341.1730
Axel Schwarzer
11,534,238.5056
459,046.4892

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

11,051,570.7171
250,248.9283
691,465.3494

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

11,034,348.8589
267,661.8981
691,274.2377

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

10,995,040.0712
307,497.6241
690,747.2995

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

11,062,773.7617
256,419.4074
674,091.8257

DWS Strategic Income VIP
A Special Meeting of Shareholders of the DWS Strategic
Income VIP of DWS Variable Series II (the "Portfolio")
was held on March 31, 2008 at the offices of Deutsche
Investment Management Americas Inc., 345 Park Avenue,
New York, New York 100154. At the Meeting, the following
matters were voted on by the Shareholders (the resulting
votes are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
9,222,824.1650
60,600.3018
Henry P. Becton, Jr.
9,221,122.0002
62,302.4666
Dawn-Marie Driscoll
9,223,014.8986
60,409.5682
Keith R. Fox
9,223,014.8986
60,409.5682
Paul K. Freeman
9,223,014.8986
60,409.5682
Kenneth C. Froewiss
9,223,014.8986
60,409.5682
Richard J. Herring
9,223,014.8986
60,409.5682
William McClayton
9,223,014.8986
60,409.5682
Rebecca W. Rimel
9,220,974.3987
62,450.0681
William N. Searcy, Jr.
9,222,676.5634
60,747.9034
Jean Gleason Stromberg
9,221,988.5528
61,435.9140
Robert H. Wadsworth
9,222,136.1544
61,288.3124
Axel Schwarzer
9,222,824.1650
60,600.3018

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

9,119,389.0560
23,978.2651
140,057.1457

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

9,114,239.0814
28,251.2148
140,934.1706

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

9,108,253.3362
32,973.7632
142,197.3674

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

9,127,757.9814
17,410.4613
138,256.0240

DWS Technology VIP
A Special Meeting of Shareholders of the DWS Technology
VIP of DWS Variable Series II (the "Portfolio") was held
on March 31, 2008 at the offices of Deutsche Investment
Management Americas Inc., 345 Park Avenue, New York,
New York 100154. At the Meeting, the following matters
were voted on by the Shareholders (the resulting votes
are presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
13,864,287.3408
730,785.5220
Henry P. Becton, Jr.
13,864,288.7133
730,784.1495
Dawn-Marie Driscoll
13,858,771.2668
736,301.5960
Keith R. Fox
13,864,594.1272
730,478.7356
Paul K. Freeman
13,858,972.4940
736,100.3688
Kenneth C. Froewiss
13,862,631.7906
732,441.0722
Richard J. Herring
13,866,414.1881
728,658.6747
William McClayton
13,864,757.2654
730,315.5974
Rebecca W. Rimel
13,852,319.9013
742,752.9615
William N. Searcy, Jr.
13,869,069.9088
726,002.9540
Jean Gleason Stromberg
13,848,469.8160
746,603.0468
Robert H. Wadsworth
13,863,726.6512
731,346.2116
Axel Schwarzer
13,861,650.3623
733,422.5005

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

13,267,449.2591
436,789.5820
890,834.0217

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

13,163,581.2151
474,121.1433
957,370.5044

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

13,034,711.3760
612,897.0924
947,464.3943

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

13,113,337.6446
532,416.1935
949,319.0245

DWS Turner Mid Cap Growth VIP
A Special Meeting of Shareholders of the DWS Turner
Mid Cap Growth VIP of DWS Variable Series II
(the "Portfolio") was held on March 31, 2008 at the
offices of Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York, New York 100154.
At the Meeting, the following matters were voted
on by the Shareholders (the resulting votes are
presented below):
1.	Election of the Board of Trustees.


Number of Votes:
Trustee
For
Withheld
John W. Ballantine
10,089,936.2723
593,232.5105
Henry P. Becton, Jr.
10,089,936.2723
593,232.5105
Dawn-Marie Driscoll
10,089,936.2723
593,232.5105
Keith R. Fox
10,086,300.2831
596,868.4997
Paul K. Freeman
10,089,936.2723
593,232.5105
Kenneth C. Froewiss
10,089,936.2723
593,232.5105
Richard J. Herring
10,089,936.2723
593,232.5105
William McClayton
10,089,936.2723
593,232.5105
Rebecca W. Rimel
10,089,530.6316
593,638.1512
William N. Searcy, Jr.
10,089,936.2723
593,232.5105
Jean Gleason Stromberg
10,089,530.6316
593,638.1512
Robert H. Wadsworth
10,087,288.7366
595,880.0462
Axel Schwarzer
10,037,601.8293
645,566.9535

2.A.	Approval of an Amended and Restated Investment
Management Agreement.

Number of Votes:
Affirmative
Against
Abstain

9,551,074.4437
308,842.2801
823,252.0588

2.B.	Approval of a Subadviser Approval Policy.

Number of Votes:
Affirmative
Against
Abstain

9,647,669.9233
226,620.7944
808,878.0649

3.A.	Approval of a Revised Fundamental Investment
Policy Regarding Commodities.

Number of Votes:
Affirmative
Against
Abstain

9,657,233.9697
210,311.8476
815,622.9653

4.	Approval of an Amended and Restated Declaration
of Trust.

Number of Votes:
Affirmative
Against
Abstain

9,659,514.4854
193,369.6241
830,284.6731